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                                                                EXHIBIT 23.1






To the Members of Danka Business Systems PLC and Subsidiaries:



We consent ot the use of our reports incorporated herein by reference.



/s/ KPMG, Chartered Accountants and Registered Auditors

London, England
December 23, 1996